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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) September 26, 2003

         ABN AMRO MORTGAGE CORPORATION (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 2003 providing for, inter alia, the issuance of ABN AMRO Mortgage Corporation Mortgage Pass-Through Certificates Series 2003-11)


                  ABN AMRO MORTGAGE CORPORATION Series 2003-11
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    Delaware
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


        333-101550                                      36-3886007
(COMMISSION FILE NUMBER)                    (I.R.S. EMPLOYER IDENTIFICATION NO.)



 135 South LaSalle Street, Chicago, Illinois             60603
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


                                 (312) 904-2000
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                181 West Madison Street, Chicago, Illinois 60602
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)






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ITEM 5. OTHER EVENTS.

         On September 26, 2003, the Registrant caused the issuance and sale of approximately $303,329,257 initial principal amount of Mortgage Pass-Through Certificates, Series 2003-11 (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of September 1, 2003, among ABN AMRO Mortgage Corporation, as depositor, U.S. Bank National Association, as trustee and custodian and Washington Mutual Mortgage Securities Corp., as seller and servicer.

         In connection with the sale of the Certificates, the Registrant is filing a copy of the opinion letter issued by Thacher Proffitt & Wood LLP with respect to tax matters.

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              ITEM 601(A) OF
              REGULATION S-K
              EXHIBIT NO.                       DESCRIPTION
              -----------                       -----------
                  8.1                           Opinion Letter re: tax matters

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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ABN AMRO MORTGAGE CORPORATION
                                                (Registrant)


Dated:   October 16, 2003                      By:  /s/ Maria Fregosi
                                                    ------------------------
                                               Name:    Maria Fregosi
                                               Title:   Vice President

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                                INDEX OF EXHIBITS




                  ITEM 601(A) OF                 SEQUENTIALLY
                  REGULATION S-K                 NUMBERED
                  EXHIBIT NO.                    DESCRIPTION
                  -----------                    -----------
                  8.1                            Opinion Letter re: tax matters